Long-Term Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2011
Long-term Debt and Capital Lease Obligations [Abstract]
Long Term Debt and Capital Lease Obligations
9. Long-Term Debt and Capital Lease Obligations
Long-term debt and capital lease obligations consist of the following (in thousands):

	December 31, 2011	December 31, 2010
Capital lease obligations	$1,814	$2,799
Term loan	144,375	—
Convertible Senior Notes	29,111	200,000
	175,300	202,799
Less: current portion	(8,508)	(1,033)
	$166,792	$201,766

In November 2007, we issued $200 million of 2.625% Convertible Senior Notes due 2014 (Notes). The Notes will mature on December 1, 2014. The Notes pay interest semiannually at an annual rate of 2.625% and are convertible into shares of our common stock at an initial conversion rate of 30.6279 shares per $1,000 principal amount of the Notes subject to adjustment upon the occurrence of specified events, which represents an initial conversion price of $32.65 per share. The holder of the Notes may convert at any time on or prior to the close of business on the business day immediately preceding the maturity date of Notes. Beginning on December 6, 2011, we may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if the closing price of our common stock has exceeded 140% of the conversion price for at least 20 days during any consecutive 30-day trading period. Additionally, if we experience a fundamental change event, as defined in the indenture governing the Notes (Indenture), the holders may require us to purchase for cash all or a portion of the Notes, for 100% of the principal amount of the notes, plus accrued and unpaid interest. If upon a fundamental change event, a holder elects to convert its Notes, we may, under certain circumstances, increase the conversion rate for the Notes surrendered. The Notes are unsecured obligations and are effectively subordinated to (i) all of our existing and future secured debt, including our obligations under our credit agreement, to the extent of the value of the assets securing such debt, and (ii) because the Notes are not guaranteed by any of our subsidiaries, to all liabilities of our subsidiaries.
On February 10, 2011, we announced the commencement of a tender offer to purchase for cash any and all of our outstanding Notes. Upon expiration on March 11, 2011, we purchased $170.9 million aggregate principal amount of the Notes. As a result of this transaction, we recognized approximately $4.1 million for the write off of pro-rata unamortized deferred financing fees and for bank and legal fees associated with the purchase. As of December 31, 2011, $29.1 million aggregate principal amount of the Notes remain outstanding.
On February 10, 2011, we entered into an amended and restated revolving credit agreement (Senior Credit Facility). The Senior Credit Facility has revolver availability of $200 million and availability in a delayed draw term loan of up to $150 million. The total availability can be increased by up to an additional $100 million at our request and subject to the agreement of the lenders. Borrowings under the Senior Credit Facility will bear interest at the sum of a base rate or a Eurodollar rate plus an applicable margin that ranges from 0.0% to 2.75%, depending on the type of loan and our consolidated leverage ratio. The term of the Senior Credit Facility extends through February 10, 2016. As a result of this transaction, we incurred deferred financing charges of approximately $2.9 million, which will be amortized over the term of the Senior Credit Facility.
In March 2011, to fund the purchase of the Notes, we borrowed $150 million under the delayed draw term loan (Term Loan) facility available under our Senior Credit Facility. The Term Loan bears interest at a one month London Interbank Offered Rate (LIBOR) rate, plus a margin based on our consolidated leverage ratio as defined in the Senior Credit Facility. As of December 30, 2011, the one month LIBOR was 0.30% and the applicable margin was 2.25%. Quarterly repayments of the original principal amount of the Term Loan are required under the Senior Credit Facility, with the remaining principal amount due on February 10, 2016.
Currently, the calculation of our leverage ratio in our Senior Credit facility agreement does not add back cash restructuring charges and expenses associated with our DPA since its extension. In order to ensure compliance with our leverage ratio, it is possible that we may make an additional cash payment of $30 million to $50 million to reduce our debt during 2012. Because the restructuring charges and DPA expenses will not have an ongoing impact on our EBITDA calculation and debt covenant ratios, it is also possible that our Senior Credit facility will be amended to allow these charges as addbacks and therefore, we would not need to make the additional principal payment described above.  However, there can be no assurance the lender will grant these additional modifications to the current debt agreement.
In March 2011, we entered into an interest rate swap agreement, which we designated as cash flow hedge of the underlying variable rate obligation on our Term Loan. We did not have any interest rate swap agreements outstanding as of December 31, 2010. See Note 11 for additional information regarding the interest rate swap agreement.
Aggregate annual maturities of our long-term obligations at December 31, 2011, excluding capital lease obligations, are as follows (in thousands):

2012	$7,500
2013	13,125
2014	44,111
2015	20,625
2016	88,125
$173,486

As discussed in Note 6, we have acquired certain property and equipment pursuant to capital leases. At December 31, 2011, future minimum lease payments under capital lease obligations, together with the present value of the net minimum lease payments, are as follows (in thousands):

2012	$1,080
2013	849
2014	18
2015	3
2016	—
Total minimum payments	1,950
Less amount representing interest	(136)
Present value of minimum lease payments	1,814
Current portion	(1,008)
Long-term portion	$806